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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 6, 1998

               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

            Delaware                      333-27355               13-3526694
       (State or Other                (Commission File         (I.R.S. Employer
Jurisdiction of Incorporation)             Number)           Identification No.)

    c/o Prudential Securities Secured
           Financing Corporation
         Attention: Norman Chaleff
       One New York Plaza, 12th Fl.                             10292
            New York, New York                               (Zip Code)
 (Address of Principal Executive Offices)
Registrant's telephone number, including area code (212)214-7435

                                    No Change
          (Former name or former address, if changed since last report)

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                  Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Prudential Securities Secured Financing Corporation, as Depositor (the "Depositor"), has registered issuances of securities backed by mortgage loans, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-27355) (as amended, the "Registration Statement"). The Depositor formed the Emergent Home Equity Loan Trust 1998-1 (the "Trust"), pursuant to a Pooling and Servicing Agreement, dated as of March 1, 1998 (the "Pooling and Servicing Agreement"), among the Depositor, Emergent Mortgage Corp., as servicer (the "Servicer") and First Union National Bank, as trust administrator (the Trust Administrator"), and Wilmington Trust Company as trustee (the "Trustee"). Pursuant to the Registration Statement, the Trust issued $63,022,000 in aggregate principal amount of its Emergent Home Equity Loan Pass-Through Certificates, Class A (the "Certificates"), on March 24, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates.

                  The Certificates were issued pursuant to the Pooling and Servicing Agreement attached hereto as Exhibit 4.1. The Certificates consist of four senior classes, the Class A-1 Variable Rate Certificates, the Class A-2 Fixed Rate Certificates, the Class A-3 Fixed Rate Certificates and the Class A-4 Certificates, together the "Class A Certificates" and the Class R Certificates. Only the Class A Certificates were issued pursuant to the Registration Statement.

                  The assets of the Trust consist of a segregated pool of mortgage loans (the "Mortgage Loans"), together with the Mortgage Files relating thereto, and together with all collections thereon or in respect thereof after the Cut-off Date (including amounts due on or before the Cut-off Date but received after the Cut-off Date), any REO Property, together with all collections thereon and proceeds thereof, the Trustee's rights with respect to the Mortgage Loans under the insurance policies required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof, the Depositor's rights under the Unaffiliated Seller's Agreement (including any security interest created thereby), the Collection Account, the Distribution Account, any REO Account and the Expense Account and such assets that are deposited therein from time to time and any investments thereof and the Trustee's rights under the Policy, together with any and all income, proceeds and payments with respect thereto (all such capitalized terms as defined in the Pooling and Servicing Agreement). On and prior to March 24, 1998 (the "Closing Date"), Emergent Mortgage Corp. (which officially changed its name to HomeGold, Inc. as of March 31,1998) (the "Originator") transferred the Mortgage Loans and the related assets to Emergent Mortgage Holdings Corporation (the "Seller") pursuant to the Purchase Agreement and Assignment, dated as of March 1, 1998, attached hereto as Exhibit 4.4, between the Originator, the Seller and Emergent Group, Inc. On the Closing Date, the Seller transferred the Mortgage Loans and the related assets to the Depositor pursuant to the Unaffiliated Seller's Agreement, dated as of March 1, 1998, attached hereto as Exhibit 4.3, among the Seller, Emergent Group, Inc. and the Depositor. The Depositor, in turn, then


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transferred the Mortgage Loans and the related assets to the Trust pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1.

                  Interest payments on the Class A Certificates are based on the outstanding Certificate Principal Balance for the related Class A Certificates and the applicable Pass-Through Rate. The Class A-1 Pass-Through Rate will be a variable rate; the Class A-2 Pass-Through Rate will be 6.350% per annum; the Class A-3 Pass-Through Rate will be 6.515% per annum and the Class A-4 Pass-Through Rate will be 6.960% per annum. The Class A-1 Certificates have an initial Class A-1 Certificate Principal Balance of $22,000,000; the Class A-2 Certificates have an initial Class A-2 Certificate Principal Balance of $16,000,000; the Class A-3 Certificates have an initial Class A-3 Certificate Principal Balance of $11,000,000 and the Class A-4 Certificates have an initial Class A-4 Certificate Principal Balance of $14,022,000.

                  As of the Closing Date, the Mortgage Loans generally possessed the characteristics described in the Prospectus dated June 10, 1997 and the Prospectus Supplement dated March 16, 1998 filed pursuant to Rule 424(b) of the Act on March 23, 1998.

Item 5. Other Events

                  Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, Prudential Securities Secured Financing Corporation has filed a Prospectus Supplement with the Securities and Exchange Commission relating to an offering of Emergent Home Equity Loan Trust 1998-1, Emergent Home Equity Loan Pass-Through Certificates, Series 1998-1. In connection with such offering, Prudential Securities Incorporated and First Union Capital Markets, as underwriters, has prepared certain materials describing the characteristics of the Mortgage Loans, as of the Closing Date, in the Trust Fund described in such Prospectus Supplement (the "Characteristics of Mortgage Loans").

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                  1.1 Underwriting Agreement, dated March 16, 1998 between Prudential Securities Secured Financing Corporation, Prudential Securities Incorporated and First Union Capital Markets.

                  1.2 Indemnification Agreement, dated as of March 24, 1998 among Financial Security Assurance Inc., Prudential Securities Secured Financing Corporation, Emergent Group, Inc., Emergent Mortgage Holdings Corporation, Emergent Mortgage Corp., First Union Capital Markets and Prudential Securities Incorporated.


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                  4.1 Pooling and Servicing Agreement, dated as of March 1, 1998 among Prudential Securities Secured Financing Corporation, as depositor,
Emergent Mortgage Corp., as servicer, First Union National Bank, as trust administrator, and Wilmington Trust company, as trustee.

                  4.2 Form of Certificate Insurance Policy and Endorsement No. 1 thereto dated March 24, 1998.

                  4.3 Unaffiliated Seller's Agreement, dated as of March 1, 1998, among Prudential Securities Secured Financing Corporation, Emergent Group, Inc. and Emergent Mortgage Holdings Corporation.

                  4.4 Purchase Agreement and Assignment, dated as of March 1, 1998 between the Originator, Emergent Mortgage Holdings Corporation and Emergent Group, Inc.

                  23.1 Consent of Coopers & Lybrand dated March 24, 1998.

                  99.1 Characteristics of the Mortgage Loans.


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                                  EXHIBIT INDEX

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Exhibit No.    Description                                              Page No.
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1.1            Underwriting Agreement, dated March 16, 1998
               between Prudential Securities Secured Financing
               Corporation, First Union Capital Markets and
               Prudential Securities Incorporated.
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1.2            Indemnification Agreement, dated as of March 24,
               1998 among Financial Security Assurance Inc.,
               Prudential Securities Secured Financing
               Corporation, Emergent Group, Inc., Emergent
               Mortgage Corp., Emergent Mortgage Holdings
               Corporation, Fist Union Capital Markets and
               Prudential Securities Incorporated.
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4.1            Pooling and Servicing Agreement, dated as of
               March 1, 1998, among Prudential Securities Secured
               Financing Corporation, as depositor, Emergent
               Mortgage Corp., as servicer, and First
               Union National Bank, as trust administrator,
               and Wilmington Trust Company, as trustee.
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4.2            Form of Certificate Insurance Policy and
               Endorsement No. 1 thereto dated March 24, 1998.
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4.3            Unaffiliated Seller's Agreement, dated as of
               March 1, 1998, among Prudential Securities
               Secured Financing Corporation, Emergent Mortgage
               Holdings Corporation and Emergent Group, Inc.
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4.4            Purchase Agreement and Assignment, dated as of
               March 1, 1998, between Emergent Mortgage Holdings
               Corporation, Emergent Mortgage Corp. and Emergent
               Group, Inc.
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23.1           Consent of Coopers & Lybrand dated March 24, 1998
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99.1           Characteristics of the Mortgage Loans (as defined in
               Item 5 above).
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Prudential Securities Secured
                                         Financing Corporation, as
                                                  Depositor

                                         By: /s/Norman Chaleff
                                            ---------------------------------
                                             Name:  Norman Chaleff
                                             Title:  Vice President

Dated:  April 6, 1998


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